UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2024

SandRidge Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1 E. Sheridan Ave, Suite 500, Oklahoma City, OK 73104
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (405) 429-5500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of Jonathan Frates as Executive Vice President and Chief Financial Officer and Brandon Brown as Senior Vice President and Chief Accounting Officer

On September 30, 2024, Mr. Jonathan Frates notified the Board of Directors (the “Board”) of SandRidge Energy, Inc. (“SandRidge” or the “Company”) that he will resign as Chairman of the Board, effective October 1, 2024. Mr. Frates is not resigning from the Board as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On September 30, 2024, the Board announced that it had appointed (i) Mr. Frates to serve as the Company’s Executive Vice President and Chief Financial Officer, effective October 21, 2024 and (ii) Mr. Brandon Brown to serve as the Company’s Senior Vice President and Chief Accounting Officer, effective October 21, 2024. Mr. Brown will no longer serve as Chief Financial Officer upon the commencement of Mr. Frates’ role as Chief Financial Officer on October 21, 2024.

Mr. Frates, age 41, has served most recently as Investment Director of Vision One Management Partners, a Miami-based investment manager from July 2022 through September 2024. Prior to Vision One, Mr. Frates served as Managing Director and Head of Family Office of Daughters Capital Corp., a single-family office from July 2021 through June 2022, and as Managing Director of Icahn Enterprises L.P., a diversified holding company engaged in a variety of businesses, from November 2015 through July 2021. Prior to Icahn Enterprises, Mr. Frates held roles at First Acceptance Corp., Diamond A Ford Corp., and Wachovia Securities LLC. Mr. Frates has served as Chairman of the Board of Directors of the Company since June 2018. Mr. Frates previously served as a director of Herc Holdings, Inc. from August 2019 until May 2022, VIVUS, Inc. from December 2020 until July 2021, Viskase Companies, Inc. from March 2016 until July 2021, American Railcar Industries, Inc. from March 2016 until December 2018, CVR Refining, LP from April 2016 until January 2019, Ferrous Resources Ltd. from December 2016 until July 2019, CVR Partners from April 2016 until July 2021, and CVR Energy, Inc. from March 2016 until July 2021. Mr. Frates received a BBA from Southern Methodist University and an MBA from Columbia Business School.

There is no arrangement or understanding between Mr. Frates and any other persons pursuant to which Mr. Frates was selected as Executive Vice President and Chief Financial Officer. There are no family relationships between Mr. Frates and any director, executive officer or person nominated or chosen by the Company to become an executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”). Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Frates had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

In connection with the Mr. Frates’ appointment as Executive Vice President and Chief Financial Officer, the Company designated Mr. Frates as the Company’s principal financial officer, effective as of October 21, 2024.

Mr. Brown, age 46, served as the Company’s Senior Vice President and Chief Financial Officer from September 27, 2023 to October 21, 2024. Mr. Brown served as the Company’s Vice President of Accounting beginning March 2023 and Corporate Controller from June 2020 to March 2023. Prior to joining the Company in June 2020, Mr. Brown was employed at Black Stone Minerals, L.P. as the Assistant Controller and Financial Reporting Manager from August 2016 to February 2020. Mr. Brown served as the Assistant Controller and held various other accounting and financial reporting roles at Goodrich Petroleum Corporation from August 2011 to August 2016. Prior to joining Goodrich Petroleum Corporation, Mr. Brown was employed as an external auditor at HEIN & Associates LLP and Ernst & Young LLP. Mr. Brown earned his Bachelor of Science in Accounting from Southern University and A&M College and is a Certified Public Accountant.

There is no arrangement or understanding between Mr. Brown and any other persons pursuant to which Mr. Brown was selected as Senior Vice President and Chief Accounting Officer. There are no family relationships between Mr. Brown and any director, executive officer, or person nominated or chose by the Company to become an executive officer of the Company within the meaning of Item 401(d) of Regulation S-K. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Brown had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

In connection with Mr. Brown’s appointment as Senior Vice President and Chief Accounting Officer, the Company designated Mr. Brown as the Company’s principal accounting officer, effective as of October 21, 2024.

As Executive Vice President and Chief Financial Officer, Mr. Frates will receive an annual base salary of $335,000 per annum beginning October 21, 2024 and will be eligible to participate in the Company’s Annual Incentive and Long Term Incentive Plans. Mr. Frates will also be entitled to participate in the retirement, welfare, incentive, fringe, and perquisite programs generally made available to the executive officers of the Company.

As Senior Vice President and Chief Accounting Officer, there will be no change to Mr. Brown’s compensatory arrangement and will continue receiving his current salary and benefits.

Appointment of Vincent Intrieri as Chairman of the Board of Directors

On September 30, 2024, the Company announced that the Board had appointed Mr. Vincent Intrieri to serve as the Company’s Chairman of the Board, effective October 1, 2024, to fill the vacancy following Mr. Frates’ appointment as Executive Vice President and Chief Financial Officer (the “Intrieri Appointment”). Mr. Intrieri will also join the Compensation and Nominating and Governance Committees.

Mr. Intrieri, age 68, is the Founder and CEO of VDA Capital Management LLC, a private investment fund founded in 2017. Mr. Intrieri was previously employed by entities associated with Carl Icahn from 1998 to 2016 in various investment-related capacities, including most recently as Senior Managing Director of Icahn Capital LP from 2008 to 2016, and as Senior Managing Director of Icahn Offshore LP from 2004 to 2016 and as Senior Managing Director of Icahn Offshore LP from 2004 to 2016. Prior to that, Mr. Intrieri was a partner at Arthur Anderson LLP. Mr. Intrieri has served as a director of Transocean Ltd. and Hertz Global Holdings, Inc. since 2014. Mr. Intrieri previously served as a director of Navistar International Corporation from 2012 until 2021. Mr. Intrieri earned his Bachelor of Science in Accounting from Pennsylvania State University.

There is no arrangement or understanding between Mr. Intrieri and any other persons pursuant to which Mr. Intrieri was selected as Chairman of the Board of Directors. There are no family relationships between Mr. Intrieri and any director, executive officer or person nominated or chosen by the Company to become an executive officer of the Company within the meaning of Item 401(d) of Regulation S-K. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Intrieri had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K. Mr. Intrieri will enter into the Company’s standard form of directors’ indemnification agreement with the Company, pursuant to which the Company agrees to indemnify its directors to fullest extent permitted by applicable law and to advance expenses in connection with proceedings as described in the indemnification agreement.

Item 7.01. Regulation FD Disclosure.

On October 1, 2024, the Company issued a press release, attached as Exhibit 99.1, announcing Mr. Intrieri’s appointment as Chair of the Board, Mr. Frates’ appointment as Executive Vice President and Chief Financial Officer, and Mr. Brown’s appointment as Senior Vice President and Chief Accounting Officer (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 1, 2024
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SandRidge Energy, Inc.

By:	/s/ Grayson Pranin
Grayson Pranin
President & Chief Executive Officer

Date: October 1, 2024

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